Long Term Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Long Term Debt

Note 9 - Long Term Debt

Long-term debt consisted of the following at December 31, 2021:

Convertible notes (at fair value)	$17,305,000
Less: current maturities	13,200,000
Total long-term debt, less current portion	$4,105,000

Senior Secured Convertible Notes - 2020

On June 8, 2020, we entered into a Securities Purchase Agreement, or SPA, with two institutional investors (the "2020 Note Holders"), to sell a new series of senior secured convertible notes (the "2020 Notes"), of Akerna in a private placement to the 2020 Note Holders, in the aggregate principal amount of $17.0 million having an aggregate original issue discount of 12%, and ranking senior to all outstanding and future indebtedness of Akerna. The 2020 Notes were sold on June 9, 2020, with an original issue discount pursuant to which the Note Holders paid $880 per each $1,000 in principal amount of the 2020 Notes. The 2020 Notes do not bear interest except upon the occurrence of an event of default, in which event the applicable rate will be 15.00% per annum.

Pursuant to the SPA and the 2020 Notes, we and certain of its subsidiaries will enter into a Security and Pledge Agreement (the “Security Agreement”) with the lead investor, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for all holders of the Notes. The Security Agreement creates a first priority security interest in all of the personal property of the Company and certain of its subsidiaries of every kind and description, tangible or intangible, whether currently owned and existing or created or acquired in the future (the “Collateral”).

Under the Security Agreement we agree to certain conditions on its maintenance and use of the Collateral, including but not limited to the location of equipment and inventory, the condition of equipment, the payment of taxes and prevention of liens or encumbrances, the maintenance of insurance, the protection of intellectual property rights, and limitations on transfers and sales.

Upon the occurrence of an “Event of Default” under the Security Agreement, the Collateral Agent will have certain rights under the Security Agreement including taking control of the Collateral and, in certain circumstances, selling the Collateral to cover obligations owed to the holders of the 2020 Notes pursuant to its terms. “Event of Default” under the Security Agreement means (i) any defined event of default under any one or more of the transaction documents (including the 2020 Notes), in each instance, after giving effect to any notice, grace, or cure periods provided for in the applicable document, (ii) the failure by us to pay any amounts when due under the 2020 Notes or any other transaction document, or (iii) the breach of any representation, warranty or covenant by the Company under the Security Agreement.

The 2020 Notes mature on June 1, 2023, are payable in installments beginning on October 1, 2020, and may not be prepaid. The 2020 Notes are convertible at any time, at the election of the Holders and subject to certain limitations, into shares of common stock at a rate equal to the amount of principal, interest, if any, and unpaid late charges, if any, divided by a conversion price of $11.50.

In connection with the occurrence of an event of default, the Holders of the 2020 Notes will be entitled to convert all or any portion of the 2020 Notes at an alternate conversion price equal to the lower of (i) the conversion price then in effect, or (ii) 80% of the lower of (x) the volume-weighted average price, or VWAP, of the common stock as of the trading day immediately preceding the applicable date of determination, or (y) the quotient of (A) the sum of the VWAP of the common stock for each of the two trading days with the lowest VWAP of the common stock during the ten (10) consecutive trading day period ending and including the trading day immediately prior to the applicable date of determination, divided by (B) two, but not less than $1.92.

We elected to use the fair value option to account for the 2020 Notes. The fair value of the 2020 Notes on issuance was recorded as $15.0 million. During the year ended June 30, 2020, the fair value of the 2020 Notes decreased by $0.8 million. Of the adjustment, a decrease of $0.1 million resulted from instrument-specific credit risk and was recognized as other comprehensive income and accumulated in equity and a decrease of $0.7 million was recognized as current period other expense in our consolidated statement of operations.

During the six months ended December 31, 2020, we made $1.8 million in principal payments on the 2020 Notes, of which $1.5 million was settled in cash and the remaining $0.3 million was settled in common stock. During the six months ended December 31, 2020, the fair value of the 2020 Notes increased by $1.0 million. Of the adjustment, an increase of $0.1 million resulted from instrument-specific credit risk and was recognized as other comprehensive income and accumulated in equity and an increase of $0.9 million was recognized as current period other expense in our consolidated statement of operations. As of December 31, 2020, the fair value of the 2020 Notes on our consolidated balance sheet was $13.4 million.

During the year ended December 31, 2021, up until the date the 2020 Notes were paid in full and replaced by the 2021 Senior Convertible Notes, we made $15.2 million in principal payments on our convertible notes, of which $5.1 million was settled in cash and the remaining $10.1 million was settled in common stock. During the year ended December 31, 2021, the fair value of the Convertible Notes increased by $2.0 million. Of the adjustment, an increase of $0.02 million resulted from instrument-specific credit risk and was recognized as other comprehensive income and accumulated in equity and an increase of $2.0 million was recognized as current period other expense in our consolidated statement of operations. On October 5, 2021, we recognized a gain of $0.2 million in connection with the payoff of the 2020 Notes.

Amendment

On December 23, 2020, we entered into waivers with the Holders of the 2020 Notes, pursuant to which we and the Holders, separately and not jointly, agreed to waive certain terms and conditions of the 2020 Notes as follows:

The Holders irrevocably waived the last sentence of Section 8(a) of the Notes requiring that all installment amounts payable under the 2020 Notes prior to April 1, 2021 be paid in cash pursuant to installment redemptions. We may now elect, in its sole discretion, to pay installment amounts under the 2020 Notes prior to April 1, 2021, by issuing shares of common stock pursuant to installment conversions or by paying cash pursuant to installment redemptions, in each case in accordance with the existing terms of the Convertible Notes.

We irrevocably waived the prohibition on acceleration of installment amounts in Section 8(e) of the 2020 Notes solely in relation to the Installment Amount for January 4, 2020, to permit the Holders to accelerate the January 4, 2021 installment amount, in whole or in part, to one or more acceleration dates from December 24, 2020 through to and including January 4, 2021, as elected by each Holder.

We and the Holders agreed that we may irrevocably waive the installment scheduled principal amount for any installment date by setting forth in the installment notice for that installment date an installment amount greater than the installment scheduled principal amount due and payable on the next installment date. Each Holder may then consent to all or a portion of such increased installment amount for such installment date on the trading day immediately prior to such installment date. Any increased amount for an installment amount above the installment scheduled principal amount for such installment date will reduce the principal amount under the 2020 Notes.

In relation to the January 4, 2021 installment amount, the Company delivered installment notices to the Holders increasing the installment amount for January 4, 2021, in the aggregate, by $2,062,500.

Senior Secured Convertible Notes - 2021

On October 5, 2021, we entered into a securities purchase agreement with the two institutional investors that held the Company's 2020 Notes to sell senior secured notes in a private placement (the "Senior Convertible Notes"). The Senior Convertible Notes have an aggregate principal amount of $20.0 million, an aggregate original issue discount of 10%, and rank senior to all our other outstanding and future indebtedness. Approximately $3.3 million of the proceeds from the Senior Convertible Notes were used to payoff the 2020 Notes, which were then to be cancelled. The net proceeds from the issuance of the Senior Convertible Notes was approximately $14.6 million, following the original issue discount and deductions for expenses and paydown of the 2020 Notes. These net proceeds will be used to support Akerna's ongoing growth initiatives and continued investment in current and future technology infrastructure. The Senior Convertible Notes are convertible into shares of common stock of Akerna at a conversion price of $4.05 per share. The Senior Convertible Notes mature on October 5, 2024 and are to be repaid in monthly installments beginning on January 1, 2022. The Senior Convertible Notes can be repaid in common shares or cash.

In connection with the occurrence of an event of default, the Holders of the Senior Convertible Notes will be entitled to convert all or any portion of the Senior Convertible Notes at an alternate conversion price equal to the lower of

(i) the conversion price then in effect, or (ii) 80% of the lower of (x) the volume-weighted average price, or VWAP, of the common stock as of the trading day immediately preceding the applicable date of determination, or (y) the quotient of (A) the sum of the VWAP of the common stock for each of the two trading days with the lowest VWAP of the common stock during the ten (10) consecutive trading day period ending and including the trading day immediately prior to the applicable date of determination, divided by (B) two, but not less than $0.54.

We have elected to use the fair value option to account for the Senior Convertible Notes. The fair value of the Senior Convertible Notes on issuance was recorded as $18.0 million. During the year ended December 31, 2021, the fair value of the Senior Convertible Notes decreased by $0.7 million. Of the adjustment, a decrease of $0.03 million resulted from instrument-specific credit risk and was recognized as other comprehensive income and accumulated in equity and a decrease of $0.7 million was recognized as current period other expense in our consolidated statement of operations. As of December 31, 2020, the fair value of the Senior Convertible Notes on our consolidated balance sheet was $17.3 million. During the year ended December 31, 2021, we made no principal payments on our Senior Convertible Notes.

Paycheck Protection Program Loan

On March 27, 2020, former President Trump signed the Coronavirus Aid, Relief and Economic Security (the “CARES Act”), which, among other things, outlined the provisions of the Paycheck Protection Program (the “PPP”). On April 24, 2020, the Paycheck Protection Program and Health Care Enhancement Act, was signed into law increasing funding provided by the CARES Act and on June 5, 2020, the Paycheck Protection Program Flexibility Act extended the program until December 31, 2020. Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all, or a portion of loan granted under the program. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payment of payroll costs and any payments of mortgage interest, rent, and utilities.

On April 21, 2020, the Company issued a promissory note to KeyBank National Association (“KeyBank”) in the principal aggregate amount of $2,204,600 (the “PPP Loan”) pursuant to the Paycheck Protection Program under the CARES Act. The PPP Loan had a two-year term bearing interest at a rate of 1% per annum with principal and interest payments of $92,818 to be paid monthly on the 12th of the month beginning 7 months from the date of the PPP Loan. The PPP Loan provides for prepayment of 20% or less of the unpaid principal balance at any time. If more than 20% is prepaid, then all accrued interest must also be paid.

In August 2021, the Company submitted its application for 100% loan forgiveness and on September 3, 2021, the loan was 100% forgiven by the Small Business Administration. As a result, the Company recorded a gain on the forgiveness of the loan in the amount of $2,234,730.

Maturities of Debt

Maturities of our debt as of December 31, 2021 are presented below.

Year ending December 31:
2022	$13,200,000
2023	6,800,000
Aggregate maturities	20,000,000
Original issue discount on Convertible Notes	(2,000,000)
Unrealized change in fair value of Convertible Notes	(695,000)
Total debt outstanding as of December 31, 2021	$17,305,000
Current portion	13,200,000
Noncurrent portion	4,105,000